CONTINGENCIES AND COMMITMENTS	12 Months Ended
Mar. 31, 2023
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
CONTINGENCIES AND COMMITMENTS	CONTINGENCIES AND COMMITMENTS
Contingencies
From time to time, the Company is involved in legal proceedings, audits, litigations and claims arising in the ordinary course of its business. The Company operates in a highly regulated environment across many jurisdictions and is subject to, without limitation, laws and regulations relating to import-export controls, trade sanctions, anti-corruption, health and medical devices, national security and aviation safety of each country. In addition, contracts with government agencies are subject to procurement regulations and other specific legal requirements. The Company is also required to comply with tax laws and regulations of any country in which it operates.

The Company is subject to investigations and audits from various government and regulatory agencies. In addition, the Company may identify, investigate, remediate and voluntarily disclose potential non-compliance with those laws and regulations. As a result, the Company can be subject to potential liabilities associated with those matters. Although it is possible that liabilities may be incurred in instances for which no accruals have been made, the Company does not believe that the ultimate outcome of these matters will have a material impact on its consolidated financial statements.

During fiscal 2015, the Company received tax notices of reassessment from the Canada Revenue Agency (CRA) in connection with the Company’s characterization of amounts received under the Strategic Aerospace and Defence Initiative (SADI) program during its 2012 and 2013 taxation years. Under the SADI program, the Company received funding from the Government of Canada for its eligible spending in R&D projects, in the form of an unconditionally repayable interest-bearing loan, for which the Company commenced repayment of the principal and interest in fiscal 2016 in accordance with the terms of the agreement. The CRA has taken the position that amounts received under the SADI program qualify as government assistance. The Company filed notices of objection against the CRA’s reassessments and subsequently filed a notice of appeal to the Tax Court of Canada.

In September 2021, the Tax Court of Canada ruled in favour of the CRA’s contention and held that the amounts received under the SADI program qualified as government assistance. The Company subsequently filed an appeal to the Federal Court of Appeal against the Tax Court’s decision. In October 2022, the Federal Court of Appeal issued a decision in which it rejected the appeal. In December 2022, the Company filed an application for leave to appeal to the Supreme Court of Canada.

In May 2023, the Supreme Court of Canada denied the application for leave to appeal. The Company considers this matter closed as the Supreme Court’s decision cannot be appealed. The outcome did not have a material impact on the Company’s consolidated financial statements as at March 31, 2023.
Commitments
Contractual purchase commitments that are not recognized as liabilities are as follows:

	2023	2022
Less than 1 year	$297.5	$290.9
Between 1 and 5 years	249.6	210.0
Later than 5 years	1.9	3.6
Total contractual purchase commitments	$549.0	$504.5
As at March 31, 2023, the Company had additional commitments of $80.2 million related to leases not yet commenced that have not been recognized as a lease liability nor included in the table above.